OPPENHEIMER EQUITY FUND

Supplement dated February 28, 2013 to the

Prospectus dated March 29, 2012

This supplement amends the Prospectus of Oppenheimer Equity Fund (the “Fund”), dated March 29, 2012, replaces the supplement dated June 29, 2012, and is in addition to any other supplements.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers,” on page 5, is deleted in its entirety and replaced with the following:

Portfolio Managers. Julie Van Cleave, CFA, has been a portfolio manager of the Fund since April 2010 and a Vice President of the Fund since May 2010. Michael S. Levine, CFA, has been a portfolio manager of the Fund since February 28, 2013. Michael Kotlarz has been a co-portfolio manager and Vice President of the Fund since June 29, 2012. Effective as of March 11, 2013, Laton Spahr, CFA, replaces Michael Levine as portfolio manager of the Fund.

2.	The first three paragraphs of the section titled “Portfolio Managers,” on page 9, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Julie Van Cleave, CFA, Michael S. Levine, CFA, and Michael Kotlarz, who are primarily responsible for the day-to-day management of the Fund’s investments. Ms. Van Cleave has been a portfolio manager of the Fund since April 2010 and a Vice President of the Fund since May 2010. Mr. Levine has been a portfolio manager of the Fund since February 28, 2013. Mr. Kotlarz has been a co-portfolio manager and Vice President of the Fund since June 29, 2012.

Effective as of March 11, 2013, Laton Spahr, CFA, replaces Michael Levine as a portfolio manager of the Fund.

Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since April 2010. Prior to joining the Sub-Adviser, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Ms. Van Cleave is a portfolio manager and officer of the other portfolios in the OppenheimerFunds complex.

Mr. Levine has been a Vice President of the Sub-Adviser since June 1998 and a Senior Portfolio Manager of the Sub-Adviser since September 2000. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Spahr was a Senior Portfolio Manager for Columbia Management Investment Advisers, LLC from 2003 to 2013 and an Equity Analyst there from 2001 to 2002. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Kotlarz has been a Vice President and Portfolio Manager of the Sub-Adviser since June 29, 2012. Prior to joining the Sub-Adviser as a Vice President and Senior Research Analyst in March 2008, he was a Managing Director of Equity Research at Ark Asset Management from March 2000 to March 2008. Mr. Kotlarz is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

February 28, 2013	PS0420.043